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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 20, 2006
                                                        -----------------

                         A.C. Moore Arts & Crafts, Inc.
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             (Exact name of registrant as specified in its charter)



   Pennsylvania                           000-23157             22-3527763
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(State or other jurisdiction       (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)

             130 A.C. Moore Drive, Berlin, NJ                     08009
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (856) 768-4930
                                                    --------------

                                 Not Applicable
   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 20, 2006, the Board of Directors of A.C. Moore Arts & Crafts, Inc. (the "Company") reaffirmed the current annual salaries of each of the executive officers who were named in the Summary Compensation Table in the Company's 2005 proxy statement and who are expected to be named in the Summary Compensation Table in the Company's 2006 proxy statement as set forth below:

Name and Principal Position                       Annual Salary
---------------------------                       -------------

John E. ("Jack") Parker                            $ 450,000
Chief Executive Officer

Lawrence H. Fine                                   $ 350,000
President and
Chief Operating Officer

Leslie H. Gordon                                   $ 244,625
Executive Vice President and
Chief Financial Officer

Patricia A. Parker                                 $ 215,000
Executive Vice President,
Merchandising

Jeffrey C. Gerstel                                 $ 215,000
Executive Vice President,
Store Operations

Janet Parker                                       $175,000
Executive Vice President,
Merchandising and Marketing


         In addition, on February 20, 2006, the Board of Directors agreed that the Company's non-employee directors would receive annual compensation for services in 2006 at the same amounts as 2005, except (i) the chair of the Audit Committee will receive an additional annual cash retainer of $15,000 (as compared to $12,500 in 2005) and (ii) Michael J. Joyce will also receive a $25,000 fee in 2006 for his services as chair of the board committee conducting a search for the new Chief Executive Officer of the Company.

         The Board of Directors also approved the immediate vesting of all of Eli J. Segal's options to purchase the Company's common stock which were unvested at the time of Mr. Segal's death as described below in Item 5.02.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Eli J. Segal, Lead Director of the Company's Board of Directors, passed away on February 20, 2006. Mr. Segal joined the Company as a director in August 2002 and became the Company's Lead Director in 2004. Mr. Segal was also currently a member of the Compensation and Nominating and Corporate Governance Committees of the Board of Directors. The Company is deeply saddened by the loss of Eli Segal. His advice and counsel will be missed.

         The Board of Directors has not appointed a Lead Director at this time. Mr. Kaplan, as Chairman of the Board of Directors, will assume the responsibilities formerly performed by the Lead Director. The Board of Directors has appointed Lori J. Schafer to the Compensation Committee and William Kaplan to the Nominating and Corporate Governance Committee, both effective immediately.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    A.C. MOORE ARTS & CRAFTS, INC.



Date: February 24, 2006             By:  /s/ Leslie H. Gordon
                                         ---------------------------------------
                                         Name:  Leslie H. Gordon
                                         Title: Executive Vice President and
                                                Chief Financial Officer